1 Hooper Holmes, Inc. September 2015 Overview Presented By: Henry Dubois, Chief Executive Officer Steven Balthazor, Chief Financial Officer

2 Safe Harbor Statement 2 This presentation contains forward-looking statements, as such term is defined in the Private Securities Litigation Reform Act of 1995, concerning the Company’s plans, objectives, goals, strategies, future events or performances, which are not statements of historical fact and can be identified by words such as: “expect,” “continue,” “should,” “may,” “will,” “project,” “anticipate,” “believe,” “plan,” “goal,” and similar references to future periods. The forward-looking statements contained in this presentation reflect our current beliefs and expectations. Actual results or performance may differ materially from what is expressed in the forward looking statements. Among the important factors that could cause actual results to differ materially from those expressed in, or implied by, the forward-looking statements contained in this presentation are our ability to realize the expected benefits from the acquisition of Accountable Health Solutions and our strategic alliance with Clinical Reference Laboratory; our ability to successfully implement our business strategy and integrate Accountable Health Solutions’ business with ours; our ability to retain and grow our customer base; our ability to recognize operational efficiencies and reduce costs; uncertainty as to our working capital requirements over the next 12 to 24 months; our ability to maintain compliance with the financial covenants contained in our credit facilities; the rate of growth in the Health and Wellness market and such other factors as discussed in Part I, Item 1A, Risk Factors, and Part II, Item 7, Management’s Discussion and Analysis of Financial Conditions and Results of Operations of our Annual Report on Form 10-K for the year ended December 31, 2014. The Company undertakes no obligation to update or release any revisions to these forward-looking statements to reflect events or circumstances, or to reflect the occurrence of unanticipated events, after the date of this presentation, except as required by law. This presentation contains information from third-party sources, including data from studies conducted by others and market data and industry forecasts obtained from industry publications. Although the Company believes that such information is reliable, the Company has not independently verified any of this information and the Company does not guarantee the accuracy or completeness of this information.

116 Year-old Start-up  Founded in 1899  Health & Wellness segment started in 2007  Became a pure-play Health & Wellness company in 2014 ̶ Historical business tied to life insurance industry ̶ Divested $125 million of annual life insurance oriented revenues between 2013 and 2014; these businesses were losing money ̶ Retained 100% of the Health & Wellness business (~ $21 million in 2012) which has been growing 20% per year  Major restructuring activities complete ̶ Expect to exit 2015 on an operating cash flow, excluding transaction and integration costs, positive run rate 3 Hooper Holmes is focused on becoming a $100+ million company in the next 3-4 years

Expanding H&W Platform  Expanded leadership focused on Health and Wellness (H&W) ̶ Henry Dubois, President & CEO since April, 2013, repositioned company away from legacy life insurance to focus on the growing H&W sector; has rebuilt the management team in the process ̶ Dr. Neil Gordon, M.D., PhD, MPH, FACC, oversees the medical content of Hooper's screening programs and further improves the participant experience ̶ Mark Emkjer, former CEO of WebMD’s wellness division, joined the board in 2015 bringing vast H&W experience  Transformed operating focus  Lowered cost structure significantly ̶ Moved to Olathe, Kansas ̶ New cost structure more leveragable 4 Kansas New Jersey 75% SG&A Reduction H&W Annual Revenue up $24mm 2007 vs. 2014 _____________ CAGR: 20%+ Reduced costs and transformed business model, while growing core H&W revenues

Investing for H&W Growth

- Formed strategic alliance with Clinical Reference Lab in September 2014
  - Leverages partner's scale to achieve cost savings
  - Expands testing capabilities
- Acquired Accountable Health Solutions in April 2015
  - Enables HH to provide broad in-house wellness programs
  - Primary focus on small / mid-sized companies
  - Added **new management team members** with significant wellness experience
  - More evenly distributes annual revenues
  - Adds backlog and recurring revenue
- Launched four new products in 2015
  - Wellness Support Now
  - ScreeningPro
  - Enhanced Weight Management with Jenny Craig
  - Rewards Mall

Combined 2014 Unaudited Revenue [1] ($mm)



$50
$40
$30
$20
$10
$0
~$15
~ $29
~ $44
2014
Unaudited AHS
Legacy Hooper
Unaudited Combined Company

[1] *Source: AHS unaudited financial statement*

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Expanded Health & Wellness Focus

Prior Focus / Offerings

- Addressable Market: **$3.3 billion** *(post 2007 w/ focus on H&W)*
- Best-in-class biometric screening services and clinical research data collection
  - Serving **~75** direct customers representing nearly **2,800** employers and organizations
  - 480,000 in-person screenings annually by Hooper Health Professionals

→

Current, Expanded Focus and Opportunity with Acquisition of AHS

- Addressable Market: **$7.0 billion**
- Offers best-in-class, integrated wellness solutions powered by a flexible proprietary technology
  - Biometric screenings
  - Data Collection (clinical research)
  - Health Coaching and Improvement solutions
  - Wellness Portal, Education, Challenges
- Provides immediate growth catalyst in compelling industry focused on population health management, now serving
  - **200+** direct clients touching **3,000+** employers
  - **800,000+** employee participants

Hooper Holmes delivers Health & Wellness solutions that improve population health and well-being to over 3,000 employers with 800,000+ employee participants



Total Population Health Management
Low Risk
Medium-Risk
High-Risk

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7 Addressable Market Opportunity Today: $7 billion Market Size: ~ $2.3B Market Size: ~ $2.2B Market Size: ~ $1.0B for collections Market Size: ~ $1.5B Data Collection Health and Cost Management

Healthcare Market Dynamics Are Driving Growth  There are new incentives enabling employers to better promote their employee wellness programs and encourage opportunities to build healthier workplaces ̶ Employers can leverage health metrics to reward or penalize - i.e., lower medical premiums ̶ The maximum rewards under a health-contingent wellness program have increased from 20% to 30% percent of the cost of health coverage, and up to 50% for programs designed to prevent or reduce tobacco use  Over half of employers report that the ACA has impacted their incentive strategy 8 IMPACT OF AFFORDABLE CARE ACT ON INCENTIVE STRATEGIES 30% 23% 22% 22% Increased incentive amounts for tobacco cessation programs Extended incentives to spouses Offered health- contingent wellness programs Increased incentive amounts for programs other than tobacco cessation Source: Annual Wellness Workplace Study by Optum; US Department of Labor

Our programs generate changes in behavior for the core health risks driving employer medical trends today 1 2010 World Economic Forum Poor Diet Physical Inactivity Smoking Lack of Health Screening Poor Stress Management Poor Standard of Care Insufficient Sleep Excessive Alcohol Consumption 8 Risks and Behaviors 1. Diabetes 2. Coronary Artery Disease 3. Hypertension 4. Back Pain 5. Obesity 6. Cancer 7. Asthma 8. Arthritis 9. Allergies 10. Sinusitis 11. Depression 12. Congestive Heart Failure 13. Lung Disease (COPD) 14. Kidney Disease 15. High Cholesterol Hooper solutions educate and change these poor behaviors that often lead to PREVENTABLE, high-cost conditions driving employer medical trends today Drive 9 15 chronic conditions account for 80% of Total Costs for all chronic illnesses worldwide 1 All other healthcare costs

10 Why Employers Want Health & Wellness Positive return on every dollar invested Reduced health risks and associated costs Improved employee productivity and morale Attractive employee benefit Investment generates payback

 Biometric screenings  Clinical research support  Mobile data collection  Portal activities/msg.  Team challenges  Rewards mall  Incentives  Email/direct mail  Coaching w/medical sensor  plans - future  Onsite health coaching  Telephonic health coaching  Condition management  Online content and seminars  Health assessment  Personal wellness report  plans - future 11 Hooper Services Provide End-to-End Integrated Health & Wellness Screening & Data Collection Education Engagement Knowledge Aggregation Hooper 2015 Hooper 2014 AHS

Positioned to Capitalize on Market Need 12 Screening & Data Collection Engagement Education Competitors typically only offer own product for 1-2 of these focus areas One of only a few pure-play publicly traded Health & Wellness companies Fully-integrated end-to-end solution provides direct control of all member touch points Maintaining and ready-access to data under one platform Improves overall logistics, health outcomes and customer satisfaction 99% participant satisfaction rating measured through internal surveys

Data Collection Services Proprietary Screening Services as a Differentiator 13  Network of Health Professionals with superior tools and training will optimize engagement and interventions ̶ Educate participants on individual results and health concerns ̶ Engage with participants to make improvements ̶ Enroll in additional value-added services during teachable moment  Mobile clinical research specimen collection driven by nationwide HP network Bottom line? Higher quality, faster results, greater engagement into the right programs, at the right time

Our Health Professional Network Coverage for every zip code in the U.S. 14 Hooper Nationwide HP Coverage

Education Services 15 Wellness Advisory Services • Leadership and strategic guidance • Day-to-day point of contact with tiered support for prompt issue resolution • Marketing collateral to support Wellness Champions in promoting the program and generating engagement Health Screenings and Corporate Wellness Solutions • Hooper health screenings; PLUS: • One-on-one health coaching to support members and lower risks • Wellness portal with health risk assessment, educational content, seminars and activities  Education services tailored to the individual and risk conditions found in screening and assessment results ̶ Wellness education, seminars and activities ̶ Lifestyle health coaching ̶ Health improvement coaching ̶ Health coaching with medical sensor tracker  Seamless enrollment at screening events or through wellness portal ̶ Education services offered on-site, telephonically and online

Engagement Services 16 Smart Technology & Multi-Modal Engagement Solutions Smart engagement and analytics engine allows for highly targeted, personalized messaging. Professional quality, multi-modal collateral Flexible Incentive Platform with Meaningful Reward Options • Flexible plan designs with leading outcomes-based tools and expertise • Sync with leading apps and devices • Rewards Mall to supplement traditional incentives Corporate Team Challenges Boost participation and good results with a side effect of fun, healthy competition, camaraderie, loyalty, and… you name it! Add BANG and BOOM  Participants engage in programs and activities to improve their health  Member-specific solutions that are relevant, meaningful and convenient  Programs are customizable and can be launched any time of the year

Knowledge Aggregation 17 Measureable Results & Data Driven Decisions Class-leading business intelligence informatics pinpoints population health risks, measures engagement rates and helps guide recommendations for continued impact and improvement, and more!

Hooper Health & Wellness Programs Work Metabolic Syndrome: Change in percentage with Metabolic Syndrome (negative number = improvement) Daily Tobacco Use: Change in percentage of Tobacco Users (negative number = improvement) Low-Risk Status: Change in percentage with 0-2 risk factors Net Risk Change: Net movement based on Markov Chain Analysis Key Metrics Company 1 Y1-Y2 N=2,166 Company 2 Y1-Y2 N=756 Company 3 Y1-Y2 N=824 Wellness Score + 6.6% + 9.2% + 6.9% Metabolic Syndrome - 36.6% - 29.0% - 38.0% Daily Tobacco Use - 36.3% - 17.7% - 10.0% Low Risk Status + 14.5% + 12.7% + 13.6% Net Risk Change + 8.9% + 9.0% + 7.0% Three representative studies conducted by AHS show overall improvements in the health of the employee population of 7% to 9% 18

 Estimated annual revenue of $2 million, with ability to grow from here  Work hand in hand with channel partners to make sure that both the channel partner and end customer have a quality experience  Estimated revenue of $1.5 to $2.5 million per year during life of these contracts  University of Michigan Health & Retirement Study: ~12,000 participants over a three year span as announced in August 6th press release 19 6 Channel Partners Building Momentum 2 Clinical Research Organizations As reported in our investor call on August 13, 2015, during the prior 3 months we added… Note: Revenue estimates are on an annual basis, not all to be realized in 2015  Estimated annual revenue of $1 million  Direct customer contracts are typically multi-year  Positioned to drive participation and engagement in existing programs through a variety of products and multiple touchpoints 8 Direct Customers

20 Scalable Platform For Growth  The economics of the new capabilities resulting from the AHS acquisition make our platform even more scalable Note: The chart above is for illustrative purposes only and should not be considered guidance or forecast financials Estimated Break-even

21 What’s Next Complete integration without disruption to our customers Focus on delivering strong H2 performance and 2015 positive operating cash flow, excluding transaction and integration costs Visit with analysts and others to share the Hooper value story Hooper featured on the Balancing Act®, a daily talk show on Lifetime, on August 25th. Segment available on HooperHolmes.com Hooper segment to air again October 8th and 15th at 7:30am ET/PT Integration Performance & Growth Investor Awareness Public Awareness